UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348
(Name and address of agent for service)

(484) 731-3101

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

USQ Core Real Estate Fund

Annual Report

March 31, 2026

USQ Core Real Estate Fund	TABLE OF CONTENTS

Letter to Shareholders	1
Schedule of Investments	5
Statement of Assets & Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Supplemental Information to the Annual Report	22
Additional Information	26
Trustees & Officers	27
Privacy Policy	28

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2026 (Unaudited)

Dear Shareholder,

We are pleased to present this annual report for the USQ Core Real Estate Fund (the “Fund”) for the fiscal year ending March 31, 2026 (the “Reporting Period”). The report includes a discussion of Fund performance, a schedule of the Fund’s investments, and its audited financial statements.

As you are aware, the Fund has undergone certain operational changes since the last annual report was presented. The Plan of Liquidation was approved by the Board of Trustees in October 2025, and management has begun to sell the Fund’s portfolio of private equity real estate investments. Although repurchases are currently suspended, periodic liquidating distributions will be made to shareholders as sufficient funds become available in the Fund. No action is required on your part, shareholders can expect to receive pro-rata distributions as the Liquidation Plan advances.

Market Review

The Reporting Period was defined by extreme volatility followed by a resilient economy. The announcement of “Liberation Day” tariffs on April 2, 2025 triggered a sharp spring selloff, with the S&P 500 dropping nearly 12% in four days. Markets later staged a historic rebound after a 90-day reprieve and more targeted trade negotiations stabilized sentiment. Growth in 2025 was heavily driven by the “AI/Technology Diffusion” theme and record-high U.S. defense spending. After a long pause, the Fed initiated a measured easing cycle, cutting interest rates three times in late 2025 (September, November, and December) by a total of 0.75%. A 43-day federal government shutdown (October–November) introduced further volatility and delayed critical economic data, making the Fed’s “data-dependent” path more challenging. The Fed paused its rate-cutting cycle, maintaining the federal funds rate at 3.5%–3.75%. Geopolitical tensions erupted at the end of February with U.S.-Israeli strikes on Iran. This led to the closure of the Strait of Hormuz, causing WTI crude oil to surpass $100 per barrel and briefly raised G20 inflation projections to 4.0% for 2026. While Fed officials are still signaling a long-term bias toward cutting, market expectations by late March had dropped to zero rate cuts for the remainder of 2026.

Despite this complex environment, the S&P 500 Index demonstrated resilience with a total return of +17.80% during the Reporting Period. Conversely, the fixed income market faced headwinds; the Bloomberg U.S. Aggregate Bond Index posted a one-year total return of +4.35%, despite enduring its worst month in years with a -4.5% drop in April 2025. While yields initially fell in February 2026, a late-quarter spike in inflation concerns drove the 10-year Treasury yield back up to 4.3% by March. The commercial real estate sector regained its footing with the NCREIF Fund Index – Open-end Diversified Core Equity (the “NFI-ODCE”) gaining +3.11% over the Reporting Period and is poised for continued recovery. Fundamentals are stabilizing due to lower new supply, and increased transaction volume has created greater clarity on values. We believe commercial real estate performance is well-positioned to remain positive, supported by robust income, strengthening fundamentals, and a significant pullback in new supply.

Manager Discussion of Fund Performance

For the year ended March 31, 2026, the Fund’s Class I shares delivered a total return of +0.99%. During the same period, broad-based equity markets delivered a positive return of +17.80% (S&P 500 Index), while fixed income posted a return of +4.35% (Bloomberg U.S. Aggregate Bond Index).

There were no new investments made during the Reporting Period and management placed full redemption requests for the entire portfolio. We have successfully exited eight investments and the Fund is currently receiving partial redemption payments from the remaining investments, except for the U.S. Government Building Fund which is currently gated.

In June and September of 2025, the Fund made normal quarterly distributions to shareholders totaling $0.438 per share of Class I. In connection with the approval of the Plan of Liquidation in October, the Fund discontinued its practice of making targeted 1% quarterly distributions. The first liquidating distribution payment was made on December 30, 2025 in the amount of $0.56 per share. On March 6, 2026, the Fund made a second distribution payment of $4.886 per share. We expect a majority of these distributions will be treated

Annual Report | March 31, 2026	1

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2026 (Unaudited)

as a return of capital for tax purposes given the Fund’s investments in real estate which are generally exempt from corporate taxes and have favorable tax treatment on distributions. See additional disclosures below regarding the character of the distributions. We are currently unable to confirm the amount or timing of future distributions to shareholders. However, shareholders should be prepared for the possibility that final liquidation may not occur until 2027, or later.

Below are the Fund’s current sector allocations and geographic weightings, which have not changed materially since the beginning of the Reporting Period.

Portfolio sector and geographic weightings are with respect to the portion of the Fund invested in private funds as of 4/1/26 and are subject to change. Diversification does not ensure profit or prevent losses.

Growth of Assumed $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund

Annual Report | March 31, 2026	2

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2026 (Unaudited)

performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs.

The Fund’s performance* compared to its benchmarks for the periods ended March 31, 2026.

	1 Year	3 Year	5 Year	Since Inception 9/27/2017
USQ Core Real Estate Class I (USQIX)[1]	0.99%	-4.68%	1.03%	2.20%
S&P 500 Index	17.80%	18.32%	12.06%	13.76%
Bloomberg U.S. Aggregate Bond Index	4.35%	3.63%	0.31%	1.68%
MSCI U.S. REIT Index	6.79%	9.13%	5.80%	5.96%
NFI-ODCE[2]	3.11%	-2.81%	2.34%	3.23%

1	Effective as of the close of business on December 12, 2025, the outstanding Class L shares of the Fund were converted to Class I shares of the Fund.
2	Since Inception performance of the NFI-ODCE is as of 10/2/2017, due to quarterly calculation of the index.
*

Fund returns reflect actual fee waivers for the time periods represented. Had fees and expenses not been waived, returns would have been lower. See the prospectus for more information on current fees and expenses. All investing involves risk, including the possible loss of principal. The Fund’s Amended and Restated Expense Limitation Agreement with Union Square Capital Partners, LLC was terminated effective after the close of business on October 31, 2025. Class I has a total annual operating expense of 1.01%, per the prospectus supplement dated October 31, 2025 to the prospectus dated July 29, 2025.

The performance quoted represents past performance. Past performance does not guarantee future results. The current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863 or visit the Fund’s website at www.usq.com.

Management remains focused on liquidating the remaining portfolio expeditiously while preserving value for shareholders.

G. Keith Downing President and Treasurer

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Annual Report | March 31, 2026	3

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2026 (Unaudited)

Indexes

Bloomberg U.S. Aggregate Bond Index The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index for U.S. dollar denominated investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. With 117 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NFI-ODCE The NCREIF Fund Index — Open-end Diversified Core Equity (NFI-ODCE) consists of private real estate equity funds that meet certain criteria with respect to such things as leverage (less than 35%), operations (at least 75% invested in properties that are 75% or more leased), sector and geographic diversification, and investment in core real estate (at least 75% in office, industrial, apartment, and retail properties).

S&P 500 Index S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

One cannot invest directly in an index.

Risk Disclosures

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus, which include, but are not limited to the following:

●

Investing in real estate entails special risks, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

●	The Fund is not intended to be a complete investment program, but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss.

●	There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop.

Other Important Disclosures

Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Distribution rates are not performance and there is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

The USQ Core Real Estate Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

Annual Report | March 31, 2026	4

USQ Core Real Estate Fund	Schedule of Investments
March 31, 2026

Description	Shares	Fair Value
REAL ESTATE INVESTMENTS — 93.6%
Private Equity Real Estate Funds — 93.6% (a)
AEW Core Property (U.S.), LP (b)	7,445	$7,668,329
ARA Core Property Fund, LP (b)	22	2,652,680
ASB Allegiance Real Estate Fund, LP (b)	3,544	4,709,388
Barings Core Property Fund LP (b)	30,867	3,522,979
BGO Daily Value Fund - Class F (b)	165,399	2,096,880
BGO Diversified US Property Fund LP (b)	2,678	6,618,958
BlackRock US Core Property Fund, LP (b)(c)	—	8,810,854
CBRE U.S. Core Partners, LP (b)	6,985,921	10,382,862
CIM UII Onshore, LP (b)	6,070	7,364,981
Clarion Lion Properties Fund, LP (b)	8,542	12,891,872
GWL US Property Fund LP (b)(c)	—	10,315,715
Invesco Core Real Estate - U.S.A., LP (b)	21	3,196,940
Lion Industrial Trust (b)	738	2,772,127
Prime Property Fund, LLC (b)	434	8,267,923
Principal Enhanced Property Fund, LP (b)	111,867	1,470,848
PRISA LP (b)	3,403	7,305,503
Prologis Targeted U.S. Logistics Fund, LP (b)	1,924	5,480,626
RREEF America II LP (b)	42,987	5,470,758
RREEF Core Plus Industrial Fund LP (b)	17,968	3,994,984
Strategic Property Fund (b)	576,474	6,720,070
Trumbull Property Fund LP (b)	625	5,525,856
U.S. Real Estate Investment Fund, LLC (b)	3,107	3,612,149
U.S. Real Property Income Fund, LP (c)(d)	—	36,207
US Government Building Fund (b)(c)	—	5,280,200
TOTAL REAL ESTATE INVESTMENTS (Cost $127,770,044)		136,169,689
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS — 1.1%
Invesco Government & Agency - Institutional Class, 3.58% (e)	326,255	$326,255
JPMorgan US Government Money Market Fund - Class Premier, 3.30% (e)	1,226,607	1,226,607
TOTAL SHORT-TERM INVESTMENTS (Cost $1,552,862)		1,552,862
TOTAL INVESTMENTS — 94.7% (Cost $129,322,906)		$137,722,551
Other Assets in Excess of Liabilities — 5.3%		7,692,038
TOTAL NET ASSETS — 100.0%		$145,414,589

Percentages are stated as a percent of net assets.
LLC - Limited Liability Company
LP - Limited Partnership
(a)	Securities considered illiquid and restricted. As of March 31, 2026 the value of these investments was $136,169,689 or 93.6% of the Fund’s net assets.
(b)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology
(c)	Partnership is not designated in units. Ownership interest in each security is less than 2.5% at March 31, 2026.
(d)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees (See Notes to Financial Statements).
(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	5

USQ Core Real Estate Fund	Statement of Assets & Liabilities
March 31, 2026

Assets
Investments at fair value (cost $129,322,906)	$137,722,551
Dividends receivable	631,816
Receivable for investments sold	7,274,540
Interest receivable	35,286
Prepaid assets and other assets	9,535
Total assets	145,673,728

Liabilities
Payable to Adviser, net of waiver (Note 3)	84,621
Administration fees payable (Note 3)	47,620
Audit fees payable	37,273
Transfer agency fees payable (Note 3)	34,485
Trustees’ fees payable (Note 3)	21,310
Service fees payable	13,311
Compliance fees payable	6,500
Reports to shareholders payable	4,705
Legal fees payable	4,500
Accrued expenses and other liabilities	4,814
Total liabilities	259,139
Net assets	$145,414,589

Commitments and Contingencies (See Note 7).

Net Assets Consist of
Paid-in capital	$129,608,739
Total distributable earnings	15,805,850
Net assets	$145,414,589

Class I
Net assets applicable to outstanding shares	$145,414,589
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	8,902,161
Net asset value per share outstanding	$16.33

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	6

USQ Core Real Estate Fund	Statement of Operations
Year Ended March 31, 2026

Investment Income
Dividend income	$595,374
Prior year dividend income reclassification (Note 2)	(789,972)
Interest	8,063
Total investment income	(186,535)

Expenses
Management fees	1,290,068
Interest Expense (Note 8)	923,884
Shareholder service fees - Class I	229,390
Administrator fees	151,904
Professional fees	108,714
Transfer agent fees	108,174
Trustees’ fees	80,144
Compliance fees	78,000
Registration fees	68,612
Reports to shareholders	34,908
Custodian fees and expenses	24,891
Insurance expense	22,647
Total expenses	3,121,336
Less fees waived/expense reimbursement by Adviser (Note 3)	(184,655)
Net Fund Expenses	2,936,681
Net Investment Income/(Loss)	(3,123,216)

Realized and Unrealized Gain/(Loss) on Investments
Long term capital gain distributions	993,293
Net realized gain/(loss) on investments	1,322,981
Net realized gain/(loss)	2,316,274
Net change in unrealized appreciation/(depreciation) of investments	3,031,536
Net Realized and Unrealized Gain/(Loss) on Investments	5,347,810
Increase/(Decrease) in Net Assets Resulting from Operations	$2,224,594

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	7

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2026	Year Ended March 31, 2025
Operations
Net investment income/(loss)	$(3,123,216)	$(1,992,736)
Net realized gain/(loss)	2,316,274	(3,171,540)
Net change in unrealized appreciation/(depreciation) on investments	3,031,536	4,572,127
Increase/(Decrease) in Net Assets Resulting from Operations	2,224,594	(592,149)
Distributions to Shareholders
From distributable earnings
Class I	(1,208,289)	—
Class L	(85)	—
From return of capital
Class I	(51,445,887)	(8,248,899)
Class L	(3,602)	(7,908)
Increase/(decrease) in net assets from distributions	(52,657,863)	(8,256,807)
Capital Share Transactions
Class I
Proceeds from sales of shares	6,721,807	15,882,099
Distributions reinvested	1,135,281	2,283,670
Cost of shares redeemed	(34,293,488)	(35,271,243)
Proceeds from Class L exchange (Note 1)	179,903	—
Proceeds from shares issued in fund reorganization	—	100,234,375
Net increase/(decrease) from capital shares transactions	(26,256,497)	83,128,901
Class L
Proceeds from sales of shares	1,090	1,488
Distributions reinvested	2,597	4,743
Cost of shares redeemed	—	(88,014)
Cost of shares redeemed from exchange to Class I Shares (Note 1)	(179,903)	—
Proceeds from shares issued in fund reorganization	—	147,779
Net increase/(decrease) from capital shares transactions	(176,216)	65,996
Net increase/(decrease) in net assets	(76,865,982)	74,345,941
Net Assets
Beginning of year	222,280,571	147,934,630
End of year	$145,414,589	$222,280,571

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	8

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2026	Year Ended March 31, 2025
Other Information
Beneficial Interest Transactions:
Class I
Beginning shares	10,105,978	6,407,209
Shares sold	307,723	710,500
Distributions reinvested	52,377	102,707
Shares redeemed	(1,572,165)	(1,569,912)
Shares issued from Class L exchange (Note 1)	8,248	—
Shares issued in fund reorganization	—	4,455,474
Net increase/(decrease) in shares outstanding	(1,203,817)	3,698,769
Ending shares	8,902,161	10,105,978
Class L
Beginning shares	8,079	5,207
Shares sold	50	67
Distributions reinvested	119	212
Shares redeemed	—	(3,953)
Shares redeemed in exchange to Class I Shares (Note 1)	(8,248)	—
Shares issued in fund reorganization	—	6,546
Net increase/(decrease) in shares outstanding	(8,079)	2,872
Ending shares	—	8,079

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	9

USQ Core Real Estate Fund	Statement of Cash Flows
As of March 31, 2026

Cash Flow from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$2,224,594
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of investments	(81,087)
Proceeds from sales	99,118,538
Net sales of short-term investments	620,511
Long term capital gain distributions	(993,293)
Net realized (gain)/loss on investments	(1,322,981)
Net change in unrealized (appreciation)/depreciation of investments	(3,031,536)
Return of capital distributions received	5,032,774
Long term capital gain distributions received	993,293
(Increase)/decrease in assets:
Receivable for investments sold	(5,980,789)
Receivable for capital shares sold	14,669
Dividends receivable	525,352
Interest receivable	(30,723)
Prepaid expenses and other assets	28,650
Increase/(decrease) in liabilities:
Payable to Adviser, net of waiver	(18,820)
Audit fees payable	(12,477)
Trustees’ fees payable	(11,754)
Administration fees payable	20,073
Transfer agency fees payable	11,568
Reports to shareholders payable	(9,545)
Service fees payable	13,311
Interest payable	(10,540)
Accrued expenses and other liabilities	(18,197)
Net cash provided by/(used in) in operating activities	97,081,591

Cash Flows from Financing Activities:
Proceeds from shares sold	6,902,800
Payment on shares redeemed	(34,473,390)
Cash distributions paid	(51,519,985)
Net proceeds from line of credit borrowings/(paydowns)	(17,991,016)
Net cash provided by financing activities	(97,081,591)

Net increase/(decrease) in cash	—
Cash, beginning of year	—
Cash, end of year	$—
Supplemental Disclosure of non-cash activity:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,137,878.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	10

USQ Core Real Estate Fund - Class I(1)	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022
Net Asset Value, Beginning of Year(2)	$21.98	$23.07	$27.67	$29.86	$24.81

Income from Investment Operations
Net investment income/(loss)(3)	(0.34)	(0.24)	(0.13)	(0.02)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.58	0.05	(3.45)	(0.97)	6.25
Total income/(loss) from investment operations	0.24	(0.19)	(3.58)	(0.99)	6.14

Distributions to Shareholders
From net investment income	—	—	(0.15)	(0.37)	(0.11)
From net realized gains	(0.14)	—	—	—	—
From return of capital	(5.75)	(0.90)	(0.87)	(0.83)	(0.98)
Total distributions	(5.89)	(0.90)	(1.02)	(1.20)	(1.09)
Increase/(Decrease) in Net Asset Value	(5.65)	(1.09)	(4.60)	(2.19)	5.05
Net Asset Value, End of Year(2)	$16.33	$21.98	$23.07	$27.67	$29.86

Total Return(2)(4)	1.18%	(0.81)%	(13.19)%	(3.53)%	25.29%

Supplemental Data and Ratios
Net assets, end of year (000s)	$145,415	$222,102	$147,814	$201,147	$189,503

Ratio of expenses to average net assets, including interest expense
before waiver(5)	1.57%	1.85%	1.39%	N/A	N/A
after waiver(5)	1.48%	1.68%	1.16%	N/A	N/A
Ratio of expenses to average net assets, excluding interest expense
before waiver(5)	1.11%	1.13%	1.16%	1.08%	1.31%
after waiver(5)	1.02%	0.96%	0.94%	0.92%	0.91%
Ratio of net investment income/(loss) to average net assets
before waiver(5)	(1.67)%	(1.22)%	(0.71)%	(0.23)%	(0.79)%
after waiver(5)	(1.58)%	(1.06)%	(0.49)%	(0.07)%	(0.39)%

Portfolio turnover rate	0.04%	0.03%	1.09%	4.12%	0.13%

(1)	Effective as of the close of business on December 12, 2025, the outstanding Class L shares of the Fund were converted to Class I shares of the Fund. See Note 1.
(2)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(3)	Calculated using the average shares method.
(4)

Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(5)	Ratios do not include expenses of underlying private investment funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2026	11

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

1. ORGANIZATION

The USQ Core Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Union Square Capital Partners, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund commenced operations on September 27, 2017.

On October 29, 2025, the Fund, based upon the recommendation of the Adviser, approved a plan of liquidation for the Fund (the “Liquidation Plan”). After considering a variety of factors, the Board of Trustees of the Fund concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated. As a result of the adoption of the Liquidation Plan, the Fund is no longer actively pursuing its stated investment objective. Shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. While the Fund has begun liquidating its portfolio, at this time, there is no estimate of when the liquidation will be completed.

Sales of the Fund’s shares were suspended effective October 29, 2025. Effective as of the close of business on December 12, 2025, the outstanding Class L shares of the Fund were converted to Class I shares of the Fund.

Effective October 31, 2025, the Fund’s quarterly repurchase offers and the Fund’s target 1% quarterly dividend practice were suspended through the final distribution of the Fund’s assets pursuant to the Liquidation Plan.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Valuation of Private Investment Funds

The private institutional real estate investment funds in which the Fund invests (“Private Investment Funds”) are not publicly traded. The Private Investment Funds measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund applies the practical expedient to value its investments in Private Investment Funds at their respective NAVs at each quarter – as this method more accurately estimates the actual value of each Private Investment Fund at quarter-end. For non-calendar quarter-end days, the Adviser, as the Board of Trustees’ “valuation designee” under 1940 Act Rule 2a-5, may consider certain information provided by a Private Investment Fund’s investment manager to determine the estimated value of the Fund’s holdings in such Private Investment Funds. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements.

Annual Report | March 31, 2026	12

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

Valuation of Public Investments

Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. If no bid or ask prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on The NASDAQ Stock Market (“NASDAQ”) are valued at the NASDAQ official closing price.

Third-Party Pricing Agents

The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage. Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities

If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker. The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures

Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board. Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund’s NAV would be less than $0.01. For purposes of measuring the $0.01 threshold, it is assumed that all securities that would otherwise be required to be fair valued were worthless to provide a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

Fair Value Measurements

In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Annual Report | March 31, 2026	13

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value(a)	Total
Private Equity Real Estate Funds	$—	$—	$36,207	$136,133,482	$136,169,689
Short-Term Investments	1,552,862	—	—	—	1,552,862
Total	$1,552,862	$—	$36,207	$136,133,482	$137,722,551

(a)

In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets & Liabilities.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities at Value	Beginning Fair Value March 31, 2025	Change in Unrealized Appreciation (Depreciation)	Sales or Distributions	Net Realized Gain (Loss)	Net Transfers into Level 3 on March 31, 2026(b)	Ending Fair Value March 31, 2026
U.S. Real Property Income Fund, LP	$585,495	$(147,635)	$(401,653)	$—	$—	$36,207
Total	$585,495	$(147,635)	$(401,653)	$—	$—	$36,207

(b)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments. The inputs and techniques used in the determination of fair value for Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Annual Report | March 31, 2026	14

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of September 30, 2025, the Fund’s most recent tax year end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions

Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders

Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. Shareholders will be informed of the tax characteristics of the distributions after the close of each fiscal year.

Investment Income

Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts, and income earned from money market funds. Dividend income is recorded on the ex-dividend date, except that certain dividends from private investment funds are recorded as soon as the information is available to the Fund. Distributions received from the Fund’s investments in private investment funds generally are comprised of investment income, capital gains, and return of capital. For financial statement purposes, the Fund uses investment income, capital gains, and return of capital estimates to allocate the distribution income received. Such estimates are based on historical information available from each private investment and other industry sources. These estimates may subsequently be revised based on information received from the private investment funds after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund estimates the allocation of investment income, capital gains, and return of capital for the distributions received from private investment funds with the Statement of Operations. For the year ended March 31, 2026, the Fund has estimated approximately 13.4%, 15.5%, and 71.1% of the distributions from private investment funds to be investment income, capital gains, and return of capital, respectively. The Fund

Annual Report | March 31, 2026	15

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the private investment funds after their tax reporting periods conclude.

Segment Reporting

The Fund has one reportable segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s Treasurer and Principal Financial Officer acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.

3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS AND OTHER FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more, payable at the end of each calendar month. During the year ended March 31, 2026, the Fund accrued $1,290,068 in management fees.

Pursuant to an Amended and Restated Expense Limitation Agreement, through October 31, 2025 the Adviser had agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Fund for Class I and Class L shares (excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses), as a percentage of average daily net assets, do not exceed 0.85%. The Fund’s Amended and Restated Expense Limitation Agreement with the Adviser was terminated by mutual agreement by the Fund and the Adviser, with the consent of the Board, effective after the close of business on October 31, 2025. As a result, the Adviser is no longer obligated to waive its fees and/or pay Fund expenses. Since the inception of the Fund, the Adviser has not recouped any previously waived fees for the Fund and the Adviser will not seek recoupment of the previously waived fees in the future. The Adviser continued to voluntarily waive its fees through November 30, 2025. Fees waived under this voluntary waiver are not subject to recoupment by the Adviser.

Certain Officers of the Fund are also Officers of the Adviser. Officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services. The Adviser also provides a Chief Compliance Officer to the Fund. For these services, the Fund pays the Adviser a monthly fee of $6,500, which is included in Compliance fees in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Distributors, LLC and an indirect subsidiary of Foreside Financial Group, LLC (“Foreside” (d/b/a ACA Group)), served as the Fund’s distributor through October 31, 2025. The Fund has adopted a plan of distribution consistent with Rule 12b-1 of the 1940 Act applicable to Class L shares. Under the plan, 12b-1 distribution fees at an annual rate up to 0.25% of average daily net assets of Class L shares may be paid to the distributor or others for distribution services. For the year ended March 31, 2026, the Fund had not incurred any 12b-1 fees. The Fund has also adopted a

Annual Report | March 31, 2026	16

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

shareholder servicing plan applicable to Class I and Class L shares. Shareholder servicing fees at an annual rate up to a maximum of 0.25% and 0.25% of average daily net assets of Class I and Class L shares are paid for shareholder services, respectively. For the year ended March 31, 2026, the Fund incurred shareholder servicing fees of $229,390 for Class I.

The custodians to the Fund are U.S. Bank, N.A. and UMB Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”). See the effect of expenses on Statement of Operations.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2026 amounted to $81,087 and $99,118,538, respectively.

5. TAX BASIS INFORMATION

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to total distributable earnings and additional paid-in capital.

The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$ (1,564,731)	$1,564,731

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2025, the Fund deferred, on a tax basis, late-year investment losses of $2,624,118.

As of March 31, 2026, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Investments
Cost of investments for tax purposes	$122,496,866
Gross tax unrealized appreciation	$21,471,034
Gross tax unrealized depreciation	(6,245,349)
Net tax unrealized appreciation (depreciation)	$15,225,685

Annual Report | March 31, 2026	17

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

As of September 30, 2025, the Fund’s most recent tax year end, the tax basis of distributable earnings (accumulated deficit) were as follows:

Investments
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	$—
Accumulated capital and other losses	(2,624,118)
Unrealized appreciation on investments	$18,048,258
Total accumulated earnings	$15,424,140

Difference between book and tax basis net unrealized appreciation relates to outstanding partnership basis adjustments.

During the tax years ended September 30, 2025 and September 30, 2024, the tax character of distributions paid by the Fund was as follows:

	Tax Year Ended September 30, 2025	Tax Year Ended September 30, 2024
Ordinary income	$—	$—
Long-term capital gain	2,160,416	2,026,586
Return of capital	6,477,212	4,891,174
	$8,637,628	$6,917,760

6. REPURCHASE OFFERS

Prior to October 31, 2025, the Fund operated as an interval fund pursuant to Rule 23c-2 under the 1940 Act and, as such, had adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There was no guarantee that shareholders would be able to sell all of the shares they desired to sell in a quarterly repurchase offer, although each shareholder had the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity was provided to shareholders only through the Fund’s quarterly repurchases. Shareholders were notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares were repurchased at the NAV per share determined as of the close of regular trading on the Repurchase Request Deadline. Effective October 31, 2025, the Fund discontinued its policy of making quarterly repurchase offers.

During the year ended March 31, 2026, the Fund completed three repurchase offers. In each offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers are as follows:

Commencement Date	April 4, 2025	July 3, 2025	October 3, 2025
Repurchase Request Deadline	April 25, 2025	July 25, 2025	October 24, 2025
Repurchase Pricing Date	April 25, 2025	July 25, 2025	October 24, 2025
Amount Repurchased	$ 12,579,250	$ 10,741,429	$ 10,415,236
Shares Repurchased	571,784	492,500	481,518

Annual Report | March 31, 2026	18

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

7. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at NAV as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of March 31, 2026, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of March 31, 2026
1/2/2018	$7,410,524	$7,668,329	AEW Core Property (U.S.), LP	Quarterly	$0
10/2/2017	2,376,891	2,652,680	ARA Core Property Fund, LP	Quarterly	0
10/2/2017	5,615,616	4,709,388	ASB Allegiance Real Estate Fund, LP	Quarterly	0
10/2/2017	3,628,881	3,522,979	Barings Core Property Fund LP	Quarterly	0
10/18/2019	1,938,506	2,096,880	BGO Daily Value Fund – Class F	Daily	0
10/2/2017	5,513,815	6,618,958	BGO Diversified US Property Fund LP	Quarterly	0
10/2/2017	9,743,513	8,810,854	BlackRock US Core Property Fund, LP	Quarterly	0
10/2/2017	7,840,800	10,382,862	CBRE U.S. Core Partners, LP	Quarterly	0
7/1/2021	7,685,222	7,364,981	CIM UII Onshore, LP	Quarterly	0
10/2/2017	12,054,671	12,891,872	Clarion Lion Properties Fund, LP	Quarterly	0
10/2/2017	9,923,167	10,315,715	GWL US Property Fund LP	Quarterly	0
10/1/2018	3,802,053	3,196,940	Invesco Core Real Estate – U.S.A., LP	Quarterly	0
7/1/2020	1,643,209	2,772,127	Lion Industrial Trust	Quarterly	0
6/30/2022	8,304,875	8,267,923	Prime Property Fund, LLC	Quarterly	0
7/1/2019	1,371,670	1,470,848	Principal Enhanced Property Fund, LP	Quarterly	0
10/2/2017	5,265,345	7,305,503	PRISA LP	Quarterly	0
1/1/2020	3,612,193	5,480,626	Prologis Targeted U.S. Logistics Fund, LP	Quarterly	0
10/2/2017	4,935,300	5,470,758	RREEF America II LP	Quarterly	0
4/1/2019	2,325,906	3,994,984	RREEF Core Plus Industrial Fund LP	Quarterly	0
4/1/2022	7,676,840	6,720,070	Strategic Property Fund	Quarterly	0
10/2/2017	6,653,616	5,525,856	Trumbull Property Fund LP	Quarterly	0
10/1/2019	3,556,660	3,612,149	U.S. Real Estate Investment Fund, LLC	Quarterly	0
7/2/2018	94,974	36,207	U.S. Real Property Income Fund, LP	None	0
11/1/2018	4,795,797	5,280,200	US Government Building Fund	Quarterly	0

(1)

Redemption notices for the Private Investment Funds is 90 days or less. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.

8. LINE OF CREDIT

On November 19, 2025, the Fund’s credit facility with Royal Bank of Canada (“RBC”) was terminated. The Fund paid off all fees and no longer has any outstanding obligations under the RBC arrangement as of the termination date. From April 1, 2025 through September 10, 2025, borrowings under the RBC agreement were subject to a maximum borrowing amount of $50 million. On September 10, 2025,

Annual Report | March 31, 2026	19

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2026

the Fund entered into an amendment to the credit agreement which decreased the lender’s total commitment from $50 million to $40 million. Borrowings under the arrangement bore interest at the 3-month SOFR plus 1.75% at the time of borrowing. During April 1, 2025 through November 19, 2025, the Fund incurred $509,369 of interest and $414,515 of commitment fees, which is included in interest expense in the financial statements. Average borrowings and the average interest rate for the days the line of credit was outstanding during the period ended November 19, 2025 were $13,163,672 and 6.00%, respectively. The largest amount outstanding during the period ended November 19, 2025 was $26,575,299.

9. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. For a comprehensive list of potential risks the Fund may be subject to, please refer to the Supplemental Information included at the end of this Report and the Fund’s Prospectus and Statement of Additional Information.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the above.

Annual Report | March 31, 2026	20

USQ Core Real Estate Fund	Report of Independent Registered Public Accounting Firm
March 31, 2026

To the Shareholders and Board of Trustees of
USQ Core Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USQ Core Real Estate Fund (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians and underlying fund administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 29, 2026

Annual Report | March 31, 2026	21

USQ Core Real Estate Fund	Supplemental Information to the Annual Report
March 31, 2026 (Unaudited)

The following information in this annual report is a summary of certain changes since October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the USQ Core Real Estate Fund (the “Fund”).

After careful consideration, the Board of Trustees of USQ Core Real Estate Fund concluded that it was in the best interests of the Fund and its shareholders that the Fund liquidate. Effective October 31, 2025:

(1)	The Fund will not accept any request to purchase shares
(2)	The Fund will not pursue its stated investment objective
(3)	The Fund’s targeted 1% quarterly dividend practice is discontinued
(4)	The Fund’s automatic dividend reinvestment program is terminated
(5)	The Fund will not invest at least 80% of its net assets in real estate securities
(6)	The Fund will not conduct quarterly repurchase offers

The Fund began liquidating its portfolio and will invest in cash equivalents until all assets have been distributed to shareholders. Because the Fund’s portfolio is composed primarily of illiquid securities that are not listed on an exchange, or traded in an active secondary market, liquidation of the portfolio is expected to take over a year.

Trustees Fairchild and Mooney have concluded their service to the Fund and references to them in the Prospectus and Statement of Additional Information should be disregarded.

Michael D. Achterberg and Thomas E. Miller have concluded their roles as Secretary and President and Principal Executive Officer, respectively. Mary K. Ziegler assumed the role of Secretary in addition to her current role of Chief Compliance, AML Compliance Officer. G. Keith Downing assumed the role of President and Principal Executive Officer in addition to his current role of Treasurer and Principal Financial Officer.

Effective October 31, 2025, G. Keith Downing serves as portfolio manager of the Fund and references to Mr. Achterberg and Mr. Miller in the Prospectus and Statement of Additional Information should be disregarded. As of October 31, 2025 Mr. Downing owned Fund shares in the range of $100,001–$500,000 based upon per share net asset value (“NAV”). Mr. Downing does not serve as a portfolio manager for any other accounts. Mr. Downing’s principal occupation is Chief Operating Officer of the Adviser, a position held since the Adviser’s 2017 inception.

The Fund terminated the Distribution agreement with Quasar Distributors, LLC effective October 31, 2025.

On December 12, 2025, the Fund’s Class L shares were merged into Class I shares. References to Class L in the Prospectus and Statement of Additional Information should be disregarded.

The Board of Trustees terminated the Amended and Restated Expense Limitation Agreement with the Fund’s investment adviser. As a result, the Adviser is no longer obligated to waive its fees and/or pay certain Fund expenses.

Investment Objective

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. As noted above, effective October 31, 2025, the Fund will not pursue its stated investment objective as it is in liquidation mode.

Annual Report | March 31, 2026	22

USQ Core Real Estate Fund	Supplemental Information to the Annual Report
March 31, 2026 (Unaudited)

Investment Policies

Historically, the Fund pursued its investment objective by strategically investing across private institutional real estate investment funds (“Private Investment Funds”), and may have also invested in a broad set of public real estate securities, including exchange traded funds (“ETFs”), index mutual funds (“Index Funds”) and closed-end funds and mutual funds (collectively with ETFs and Index Funds, “Public Investment Funds”), that invest principally, directly or indirectly, in real estate. Consequently, while the Fund is in the process of liquidation, its portfolio will be composed, in part, of securities purchased pursuant to its investment policies that were in place prior to the commencement of the liquidation process.

Both the Board of Trustees and shareholders representing a majority of shares approved discontinuing the Fund’s prior policy to invest at least 80% of its net assets in real estate securities; and its policy to operate as an interval fund making quarterly offers to repurchase at least 5% of Fund shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”).

The following are fundamental investment policies of the Fund. Fundamental policies may not be changed without shareholder approval.

(1)	The Fund may not borrow money, except as the 1940 Act may permit. The Fund may borrow money for investment purposes, for temporary liquidity, or to finance the repurchase of shares.
(2)	The Fund may not issue senior securities.
(3)	The Fund may not purchase securities on margin, but may sell securities short and write call options.
(4)

The Fund may not underwrite securities of other issuers in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)

The Fund may not invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities. Under normal circumstances, the Fund invests over 25% of its total assets in the securities of companies or entities in the real estate industry.

(6)	The Fund may not purchase or sell commodities or commodity contracts, including futures contracts.
(7)	The Fund may not make loans to others.

Investment Risks

Real Estate Industry Concentration Risk. The Fund does not invest in real estate directly, but, because the Fund concentrates its investments in securities of real estate investment trusts (“REITs”) and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values, or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally. To the extent that a significant portion of the Fund is invested directly or indirectly in real estate located in a particular geographic region or in a particular property type, the Fund is subject to greater risks of adverse developments specific to that geographic region or property type.

Annual Report | March 31, 2026	23

USQ Core Real Estate Fund	Supplemental Information to the Annual Report
March 31, 2026 (Unaudited)

There are also special risks associated with particular real estate sectors or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns, and lease terminations. Many retail properties were adversely affected by mandated shutdowns imposed by state and local governments in response to the COVID-19 pandemic. Any additional shutdowns could have a similarly adverse impact. There continues to be uncertainty in the retail environment that could have an adverse impact on the value of retail properties.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence, and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacture, processing, and shipping of goods.

Residential Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties. Changes in rent control or rent stabilization laws and regulations could adversely affect property values. Among other consequences, changes in rent control or rent stabilization laws could prevent property owners from raising rents sufficiently to offset increases in operating costs or from removing delinquent tenants.

Interest Rate Risk. Rising interest rates may cause the value of the Fund’s portfolio to decline, due to higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. Additionally, real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Increases in interest rates also typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The risks associated with rising interest rates are heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rates in 2022, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

Use of Leverage by Underlying Funds. The Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such funds are not subject to the limitations imposed by the Investment Company Act of 1940 regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. Leverage by Underlying Funds has the effect of potentially increasing losses.

Private Investment Fund Risk. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The incentive fees paid by certain Private Investment Funds potentially create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. For example, the Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, they may leverage to an unlimited extent, and they may engage in joint transactions with affiliates. The majority of Private

Annual Report | March 31, 2026	24

USQ Core Real Estate Fund	Supplemental Information to the Annual Report
March 31, 2026 (Unaudited)

Investment Funds permit redemptions only quarterly (the others are more frequent) and these withdrawal limitations restrict the Adviser’s ability to terminate investments in Private Investment Funds. With respect to the frequency and amounts of redemptions paid to the Fund, there is no guarantee that the Fund will be paid all or any of the redemption amount at the time requested. Further, each of the Private Investment Funds can suspend redemptions or pay a pro-rata portion of redemption requests if the general partner or its respective board deems it in the best interest of its shareholders. If values are falling, the Fund may not be able to sell its Private Investment Funds and the value of Fund shares will decline. These characteristics present additional risks for shareholders.

Valuation of Private Investment Funds. Private Investment Funds are not publicly traded. Accordingly, the Adviser may consider information provided by the institutional asset manager to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party, if a secondary market for such investment existed. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such information, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. Further, the NAV of the Fund, as determined based on the fair value of its investments in Private Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Investment Funds. Such discrepancies can result in shareholders experiencing a windfall or shortfall, or dilution of their interest in the Fund.

Annual Report | March 31, 2026	25

USQ Core Real Estate Fund	Additional Information
March 31, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of first and third quarters of each fiscal year on Form N-PORT, within 60 days after the end of the period. The filings are available on the SEC’s website at http://www.sec.gov.

Annual Report | March 31, 2026	26

USQ Core Real Estate Fund	Trustees & Officers
March 31, 2026 (Unaudited)

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board. The Board currently consists of one individual, who is not an “interested person” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Havilah Mann, CPA (1975) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Ms. Mann is a Certified Public Accountant, Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	None

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers Who Are Not Trustees
G. Keith Downing* (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	President and Principal Executive Officer; Treasurer and Principal Financial Officer	Indefinite; Since October 2025 and Since 2017, respectively	Mr. Downing is Chief Operating Officer of the Fund’s investment adviser (Union Square Capital Partners, LLC, the “Adviser”) since its inception in 2017.
Mary K. Ziegler * (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Secretary; Chief Compliance Officer, AML Compliance Officer	Indefinite; Since October 2025 and Since 2018, respectively

Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018. She also serves as General Counsel of Chatham Financial Corp., an affiliate of the Adviser, since May 2020. From November 2019 to May 2020, Ms. Ziegler served as the Global Head of Compliance for Chatham Financial Corp., and from July 2019 to November 2019 she also served as Interim Chief Compliance Officer.

*	Each Officer of the Fund serves at the pleasure of the Board.

Annual Report | March 31, 2026	27

USQ Core Real Estate Fund	Privacy Policy
March 31, 2026 (Unaudited)

As the investment adviser for USQ Core Real Estate Fund (the “Fund”), Union Square Capital Partners, LLC (the “Adviser”) invests the assets of the Fund and manages their day-to-day business. We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of the Fund and the Adviser (collectively, “USQ”), we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

USQ has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a USQ account application or when you request a transaction that involves USQ, either directly or through a brokerage firm. This information may include your:

●	Name, address, and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with USQ. For example, if you ask to transfer assets from another financial institution to USQ, we will need to provide certain information about you to that company to complete the transaction.

●

In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●

Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those USQ representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Purchasing Shares of the Fund through Brokerage Firms

USQ shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a USQ representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

Annual Report | March 31, 2026	28

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Investment Adviser

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

USQ Core Real Estate Fund 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348 www.usq.com 1-833-877-3863

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mrs. Havilah Mann is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2026	FYE 3/31/2025
( a ) Audit Fees	$30,000	$34,000
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$5,250	$5,250
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2026	FYE 3/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Mrs. Havilah Mann.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

2

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable as the investment advisory contract was not approved during the past six-month period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING

Policy

Adviser accepts responsibility for voting proxies for portfolio securities held within Client accounts, unless otherwise required by law, regulation or contract. If the Adviser decides to accept proxy voting responsibility, it will establish written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. The Adviser may utilize the services of a third-party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which an adviser may vote the securities owned by its clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of clients in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment Advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an Adviser addresses material conflicts that may arise between an Adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the Adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the Adviser's proxy voting activities when the Adviser does have proxy voting authority. Responsibility for voting the Proxies is generally established by advisory agreements or comparable documents with clients, and proxy voting guidelines are tailored to reflect these specific contractual obligations. In addition, proxy guidelines reflect the fiduciary standards and responsibilities for accounts subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) set out idol Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

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Responsibility

The Investment Committee is responsible for ensuring that the appropriate written documentation and disclosures are in place representing that the Adviser votes proxies. The Investment Committee will be responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third-party voting agent, if applicable. The Investment Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment Committee.

Procedures

Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

PROXY VOTING GUIDELINES

The guiding principle by which Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Adviser, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Adviser. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Adviser’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate). Adviser may vote proxies related to the same security differently for each Client.

In the event that Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund Client.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Adviser to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Adviser can obtain details of how Adviser has voted the securities in its account by contacting a service representative at Adviser. Adviser does not, however, generally disclose the results of voting decisions to third parties.

4

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING

The Investment Committee has responsibility to monitor proxy voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Adviser’s Clients. If at any time any Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment Committee or the CCO. If any Supervised Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment Committee or the CCO. The full Investment Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Committee may cause any of the following actions to be taken in that regard:

● vote the relevant Proxy in accordance with the vote indicated by these guidelines;

● vote the relevant Proxy as an exception to these guidelines, provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

● direct a third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

COMMITTEE RESPONSIBILITIES

The administration of these Proxy Voting policies and procedures is governed by the Investment Committee.

The Investment Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment Committee will review the existing proxy voting guidelines and recommend any changes to those guidelines. In addition, the Investment Committee will review any exceptions that have occurred since the previous meeting of the Investment Committee. On all matters, the Investment Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment Committee shall be referred to Operating Committee or its designee.

PROXY VOTING PROCEDURES

The Adviser is not required to vote every Fund security, and refraining from voting should not necessarily be construed as a violation of the Adviser’s fiduciary obligations. The Adviser will not ignore or neglect its security voting responsibilities, but there may be times when refraining from voting is in a Fund’s best interest.

Upon receipt of a proxy solicitation by the Adviser, either directly or as provided by the Administrator, will present to the Investment Committee members the terms of the solicitation. The Investment Committee will determine whether or how the proxy should be voted, in accordance with the Adviser’s Proxy Voting Policies and Procedures. The Investment Committee will document the result of the discussion in its meeting minutes and the Adviser will coordinate the voting of the proxy with the Administrator.

The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. Because Supervised Persons are discouraged from engaging in any material business other than providing investment management services to Client Accounts, it is highly unlikely that any specific Client Account proxy will result in a material conflict of interest between Adviser and any Supervised Person.

5

In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Supervised Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Supervised Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation

Adviser shall maintain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records how and when votes were submitted; (iv) records of its Client’s requests for voting information; and (v) any documents prepared by Adviser that were material to making a decision on how to vote. All votes will be documented and maintained by the Adviser.

Rule 30b1-4 under the Investment Company Act requires registered investment companies to file their complete proxy voting records on “Form N-PX” for the 12-month period ended June 30 by August 31 of each year. The Fund CCO will review all reports on Form N-PX and oversee the timely filings of all such reports on Form N-PX.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

G. Keith Downing

G. Keith Downing has served as the Chief Executive Officer of the Adviser since October 2025 and Chief Operating Officer since inception of the Adviser. Previously, Keith was the Director of Fund Administration at Nationwide Financial’s Investment Management Group. Before Nationwide, Keith was the Director of Client Service at Clearbrook Financial and held various positions at SEI Investment Inc. including Product Manager, Account Director, Business Manager, and Staff Accountant. Keith obtained his bachelor’s degree in accounting at Lynchburg College and earned his Master of Business Administration from Villanova University

Portfolio Manager Compensation

The portfolio manager receives his compensation from the Adviser in the form of salary, bonus, retirement plan benefits, and restricted stock. The portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory requirements, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the performance of mutual funds and other accounts managed by the portfolio manager, if any, relative to the benchmarks and peer groups. The size of the overall bonus pool each year is determined by the Adviser and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management. Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

As of March 31, 2026, Mr. Downing managed no other accounts in addition to the Fund. As of March 31, 2026, Mr. Downing owned shares of the Fund with a value between $100,001 and $500,000.

6

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

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Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USQ Core Real Estate Fund

By (Signature and Title)*	/s/ G. Keith Downing
G. Keith Downing, Principal Executive Officer

Date	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Keith Downing
G. Keith Downing, Principal Executive Officer

Date	May 29, 2026

By (Signature and Title)*	/s/ G. Keith Downing
G. Keith Downing, Principal Financial Officer

Date	May 29, 2026

*	Print the name and title of each signing officer under his or her signature.

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